[graphic]
                        picture of snow-capped mountains

                                                Annual Report September 30, 1999


Oppenheimer
Multiple Strategies Fund



                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS


A broadening of the stock market's rally in the second quarter of 1999 helped to enhance Fund performance.

Many of the Fund's technology holdings generated strong returns for the Fund during the year.

The Fund used the rising interest rate environment as an opportunity to lock in higher yields through its increased exposure to U.S. Treasury securities.

    Contents

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

12  Financial
    Statements

43  Independent
    Auditors' Report

44  Federal
    Income Tax
    Information

45  Officers and Trustees


----------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 9/30/99*

Class A
Without     With
Sales Chg.  Sales Chg.
----------------------
16.29%      9.60%

Class B
Without     With
Sales Chg.  Sales Chg.
----------------------
15.35%      10.35%

Class C
Without     With
Sales Chg.  Sales Chg.
----------------------
15.28%      14.28%
----------------------

----------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
---------------------
  *See page 10 for further details.

[Photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer Multiple
Strategies Fund


PRESIDENT'S LETTER

Dear shareholder,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.
      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
      In the stock market, the performance of largecapitalization growth stocks, which has driven the market"s advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.
      At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

                  1    OPPENHEIMER MULTIPLE STRATEGIES FUND

PRESIDENT'S LETTER

One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 21, 1999

                  2    OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[photo]
Portfolio Management
Team (l to r)
George Evans
Michael Levine
David Negri
Richard Rubinstein


Q How did the Fund perform during the one-year period that ended September 30, 1999?

A. Overall, we were pleased with the performance of Oppenheimer Multiple Strategies Fund, as it met its objective of providing total return consistent with preservation of principal.

Can you describe the market environment over the last year?

During the latter part of 1998 and the first quarter of 1999, the stock market continued to advance. But the market's rally was very deceiving. To a large extent, gains were mostly limited to a few very large growth companies and the technology sector. This "narrow" rally disguised the lackluster performance of many stocks.
      The trend abruptly changed course during the second quarter of 1999, as investors began favoring economically sensitive, smaller capitalization, and more value-oriented stocks. This "broadening" of the market's rally was seen as very positive for the health of the stock market. With investors seeking a wider universe of stocks for their portfolios, more companies were able to benefit from the market's ascent.
      During the third quarter of 1999, we've seen the stock market experience yet another shift. With the ongoing strength of the U.S. economy, there have been concerns over an increase in inflation. As a result, the Federal Reserve Board raised short-term interest rates twice during the summer. Investors now appear preoccupied with the future direction of interest rates.

                 3    OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

What was your investment strategy throughout the period?

Even during the market's narrow rally we were optimistic about the prospects of our diversified portfolio. In particular, we believed that our stock holdings would provide excellent returns once the market began to focus on their underlying values. By sticking to our convictions and not overreacting to short-term events, we were able to reap the benefits when the stock market rally broadened--especially with our value stocks.

How was the bond portion of the portfolio managed?

We continue to broadly diversify the bond portion of the portfolio among U.S. government, high yield corporate and foreign bonds in order to take advantage of different investment opportunities as they arise. This diversification strategy has worked well for the Fund, as we have been able to generate extra yield and temper risk. In the U.S. government market we have emphasized Treasuries, among high yield bonds our largest exposure was in the communications sector, and our foreign bonds were dominated by dollar-linked and selective emerging market debt. In recent months, we have used a portion of our cash position to increase our position in U.S. Treasuries. In doing so we were able to lock in the higher yields of a rising interest rate environment.

What are some stocks that have performed well for the Fund?

Many of our technology stocks were strong performers over the last year. Two holdings that have performed particularly well were IBM Corp. and Analog Devices, Inc. IBM Corp.'s strong sales have helped it surpass Wall Street's earnings expectations and generate very strong returns.

[callout]
"By sticking to our convictions and not overreacting to short-term events, we were able to reap the benefits when the stock market rally broadened-- especially with our value stocks."
[end callout]

                  4    OPPENHEIMER MULTIPLE STRATEGIES FUND

Analog Devices, Inc. is one of a handful of companies that produce Digital Signal Processor, or DSP, chips. These chips combine analog and digital chips in a single unit. Demand for the firm's products suffered during last year's economic crisis in Asia. But, just as many Asian economies have rebounded, so has Analog's sales. With few competitors and high profit margins, demand for DSP chips has led to record revenues for Analog Devices, Inc.

Were there any areas that did not live up to your expectations?

The Fund's investments in Argentinean Brady Bonds did not perform as we had expected. Brady Bonds are U.S.-dollar denominated bonds issued by Latin American governments and secured by the U.S. Federal Reserve Bank. We believed Argentina's vast resources could help it withstand their economic difficulties that occurred as a result of last year's Asian economic crisis. This did not prove to be the case, as economic problems in neighboring countries, rumors of an Argentinean currency default, and uncertainty surrounding Argentina's upcoming elections adversely affected performance.

What is your outlook for the economy and the Fund over the coming months?

While the economy still exhibits significant strength, we expect to see slower growth as we move into the year 2000. This could occur for a variety of reasons. Consumer spending has been exceptionally strong for quite some time, and growing debt levels could make that difficult to sustain. In addition, with excess capacity in much of the world, demand for U.S. exports has fallen. While we don't anticipate a recession, we would expect to see growth rates in the United States fall modestly in the future.

1. See page 10 for further details.

[callout]
Average Annual
Total Returns
For the Periods Ended 9/30/99(1)

Class A
1-Year   5-Year 10-Year
--------------------------
9.60%    11.93% 9.93%

Class B         Since
1-Year   5-Year Inception
-------------------------
10.35%   N/A    11.19%

Class C         Since
1-Year   5-Year Inception
-------------------------
14.28%   12.32%   10.80%
[end callout]


                  5    OPPENHEIMER MULTIPLE STRATEGIES FUND

Given our outlook, we are satisfied with the Fund's current portfolio. We remain highly diversified, and believe that our disciplined investment approach will continue to serve our shareholders well. These are just two reasons why Oppenheimer Multiple Strategies Fund is part of The Right Way to
Invest.

Top 10 Stock Holdings(2)
-----------------------------------------------------------
Chase Manhattan Corp.                                 1.8%
-----------------------------------------------------------
Bank of America Corp.                                 1.7
-----------------------------------------------------------
CBS Corp.                                             1.0
-----------------------------------------------------------
Societe Generale                                      0.9
-----------------------------------------------------------
Analog Devices, Inc.                                  0.8
-----------------------------------------------------------
Philip Morris Cos., Inc.                              0.7
-----------------------------------------------------------
MCI WorldCom, Inc.                                    0.7
-----------------------------------------------------------
International Game Technology                         0.6
-----------------------------------------------------------
Novell, Inc.                                          0.6
-----------------------------------------------------------
Centocor, Inc.                                        0.6


Top 5 Common Stock Industries(2)
-----------------------------------------------------------
Banks                                                 6.5%
-----------------------------------------------------------
Electronics                                           5.8
-----------------------------------------------------------
Computer Hardware                                     3.8
-----------------------------------------------------------
Healthcare/Drugs                                      3.2
-----------------------------------------------------------
Leisure & Entertainment                               3.0


[side callout]
Asset Allocation(2)

[pie chart]
Stocks            51.9%
Bonds             41.2
Cash
Equivalents        6.9
[end side callout]

2. Portfolio is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments.

                 6    OPPENHEIMER MULTIPLE STRATEGIES FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended September 30, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and narrower market index.

Management's discussion of performance. During the fiscal year that ended September 30, 1999, Oppenheimer Multiple Strategies Fund benefited from the stock market's rally during the second quarter of 1999. The Fund's investment in many value and technology stocks also enhanced performance. The Fund's diversification strategy among its bond holdings helped to generate incremental yield. In addition, the Fund used the rising interest rate environment as an opportunity to lock in higher yield through its increased exposure to U.S. Treasuries. However, foreign economic troubles caused our holdings of Argentina's Brady Bonds to perform poorly. The Fund continued to meet its objective of providing total return consistent with preservation of principal for its shareholders. The Fund's portfolio holdings, allocation and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the class on August 29, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
     Because the Fund invests in a variety of equity and fixed income securities, the Fund's performance is compared to the performance of two indices: the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market; and the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. This index is widely regarded as a measure of the performance of the domestic debt securities market.
     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.

                     7    OPPENHEIMER MULTIPLE STRATEGIES FUND

FUND PERFORMANCE

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Multiple Strategies Fund (Class A),
S&P 500 Index and Lehman Brothers Aggregate Bond Index

[plot points for Class A]

Class A
              Oppenheimer Multiple                                       Lehman Brothers
              Strategies Fund Class A            S&P 500 Index           Aggregate Bond Index
12/88         9425                               10000                   10000
12/89         11141                              12301                   11453
12/90         11244                              11920                   12479
12/91         12894                              15543                   14476
12/92         13865                              16726                   15548
12/93         16125                              18410                   17064
12/94         15869                              18651                   16566
12/95         19485                              25649                   19626
9/96          21673                              29104                   19747
9/97          27190                              40865                   21665
9/98          25910                              44572                   24158
9/99          30130                              56952                   24070


Average Annual Total Return of Class A Shares of the Fund at 9/30/99(2) 1-Year 9.60% 5-Year 11.93% 10-Year 9.93%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Multiple Strategies Fund (Class B),
S&P 500 Index and Lehman Brothers Aggregate Bond Index

[plot points for Class B]

Class B
              Oppenheimer Multiple                                       Lehman Brothers
              Strategies Fund Class A            S&P 500 Index           Aggregate Bond Index
8/95          10000                              10000                   10000
12/95         10444                              11049                   10528
9/96          11527                              12537                   10592
9/97          14331                              17603                   11621
9/98          13544                              19200                   12959
9/99          15423                              24532                   12911


Average Annual Total Return of Class B Shares of the Fund at 9/30/99(2) 1-Year 10.35% Life 11.19%

                  8    OPPENHEIMER MULTIPLE STRATEGIES FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Multiple Strategies Fund (Class C),
S&P 500 Index and Lehman Brothers Aggregate Bond Index

[plot points for Class C]

Class C
              Oppenheimer Multiple                                       Lehman Brothers
              Strategies Fund Class A            S&P 500 Index           Aggregate Bond Index
12/1/93       10000                              10000                   10000
12/93         10218                              10121                   10054
12/94         9963                               10253                   9761
12/95         12124                              14101                   11564
9/96          13403                              16000                   11635
9/97          16676                              22466                   12765
9/98          15771                              25404                   14235
9/99          18179                              31309                   14183


Average Annual Total Return of Class C Shares of the Fund at 9/30/99(2) 1-Year 14.28% 5-Year 12.32% Life 10.80%



The performance information for both indices in the graphs begins on 12/31/88 for Class A, 8/31/95 for Class B and 11/30/93 for Class C.
1. The Fund's fiscal year end has changed from 12/31 to 9/30.
2. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

                  9    OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares were first publicly offered on 4/24/87. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


                  10    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Financials































                11    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTSTMENTS September 30, 1999

                                                                       Market Value
                                                             Shares      See Note 1
====================================================================================
Common Stocks--51.1%
------------------------------------------------------------------------------------
Basic Materials--2.7%
------------------------------------------------------------------------------------
Chemicals--1.6%
Bayer AG, Sponsored ADR                                      80,000    $ 3,173,656
------------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.(1)                           24,757      1,507,082
------------------------------------------------------------------------------------
Goodrich (B.F.) Co.                                          74,000      2,146,000
------------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.                           70,000      3,613,750
------------------------------------------------------------------------------------
Praxair, Inc.(1)                                             38,000      1,748,000
                                                                       -------------
                                                                        12,188,488

------------------------------------------------------------------------------------
Metals--0.4%
De Beers Consolidated Mines Ltd., ADR                       100,000      2,700,000
------------------------------------------------------------------------------------
Paper--0.7%
MacMillan Bloedel Ltd.                                      218,561      3,421,648
------------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                  136,000      1,649,000
                                                                       -------------
                                                                         5,070,648

------------------------------------------------------------------------------------
Capital Goods--1.5%
------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
BE Aerospace, Inc.(2)                                        67,500        805,781
------------------------------------------------------------------------------------
Electrical Equipment--0.2%
Honeywell, Inc.(1)                                           16,000      1,781,000
------------------------------------------------------------------------------------
Industrial Services--0.2%
Service Corp. International                                 174,000      1,837,875
------------------------------------------------------------------------------------
Manufacturing--1.0%
Deere & Co.                                                  37,000      1,431,437
------------------------------------------------------------------------------------
Equitable Bag, Inc.(2,3)                                      1,861          1,861
------------------------------------------------------------------------------------
Hexcel Corp.(2)                                             210,000      1,220,625
------------------------------------------------------------------------------------
Pall Corp.                                                  158,000      3,663,625
------------------------------------------------------------------------------------
Tenneco, Inc.                                                65,000      1,105,000
------------------------------------------------------------------------------------
Tyco International Ltd.                                         123         12,700
                                                                       -------------
                                                                         7,435,248

------------------------------------------------------------------------------------
Communication Services--1.5%
------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.8%
AT&T Corp.                                                   30,000      1,305,000
------------------------------------------------------------------------------------
MCI WorldCom, Inc.(2)                                        67,500      4,851,562
                                                                       -------------
                                                                         6,156,562


                12    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
Telephone Utilities--0.7%
GTE Corp.                                                    20,000    $ 1,537,500
------------------------------------------------------------------------------------
SBC Communications, Inc.                                     64,000      3,268,000
------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar)              26,250,000        293,945
------------------------------------------------------------------------------------
Telesp Participacoes SA                                  19,200,000        196,000
                                                                       -------------
                                                                         5,295,445

------------------------------------------------------------------------------------
Telecommunications: Wireless--0.0%
Telesp Celular Participacoes SA                          49,150,000        268,789
------------------------------------------------------------------------------------
Consumer Cyclicals--6.9%
------------------------------------------------------------------------------------
Autos & Housing--1.9%
Dana Corp.                                                   65,000      2,413,125
------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                      591,368      1,662,076
------------------------------------------------------------------------------------
Lear Corp.(2)                                                81,000      2,850,187
------------------------------------------------------------------------------------
Owens Corning                                               114,000      2,472,375
------------------------------------------------------------------------------------
Southdown, Inc.                                              40,300      2,156,050
------------------------------------------------------------------------------------
Toll Brothers, Inc.(2)                                       65,000      1,239,062
------------------------------------------------------------------------------------
Wolverine Tube, Inc.(2)                                      65,000      1,007,500
                                                                       -------------
                                                                        13,800,375

------------------------------------------------------------------------------------
Consumer Services--0.1%
Alterra Healthcare Corp.(2)                                 120,000      1,065,000
------------------------------------------------------------------------------------
Leisure & Entertainment--2.9%
Berjaya Sports Toto Berhad(3)                               200,000        423,684
------------------------------------------------------------------------------------
Brunswick Corp.                                              80,000      1,990,000
------------------------------------------------------------------------------------
Callaway Golf Co.                                           225,000      2,742,187
------------------------------------------------------------------------------------
Host Marriott Corp.                                         205,000      1,947,500
------------------------------------------------------------------------------------
International Game Technology                               257,500      4,635,000
------------------------------------------------------------------------------------
Mattel, Inc.                                                 57,000      1,083,000
------------------------------------------------------------------------------------
Mirage Resorts, Inc.(2)                                      90,000      1,265,625
------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                            23,900      3,811,609
------------------------------------------------------------------------------------
Shimano, Inc.                                               165,000      3,959,566
                                                                       -------------
                                                                        21,858,171

------------------------------------------------------------------------------------
Media--0.2%
South China Morning Post Holdings Ltd.                    2,480,000      1,660,187
------------------------------------------------------------------------------------
Retail: General--0.8%
Federated Department Stores, Inc.(2)                         54,000      2,359,125
------------------------------------------------------------------------------------
Neiman Marcus Group, Inc.(2)                                 60,000      1,402,500
------------------------------------------------------------------------------------
Saks, Inc.(2)                                               136,000      2,065,500
                                                                       -------------
                                                                         5,827,125


               13    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
Retail: Specialty--0.5%
AutoZone, Inc.(2)                                            65,000    $ 1,824,062
------------------------------------------------------------------------------------
Borders Group, Inc.(2)                                      110,000      1,615,625
------------------------------------------------------------------------------------
Gap, Inc. (The)                                              20,000        640,000
                                                                       -------------
                                                                         4,079,687

------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.5%
Jones Apparel Group, Inc.(2)                                121,000      3,478,750
------------------------------------------------------------------------------------
Consumer Staples--5.2%
------------------------------------------------------------------------------------
Beverages--0.5%
Coca-Cola Enterprises, Inc.                                  62,700      1,414,669
------------------------------------------------------------------------------------
Diageo plc                                                  192,840      1,970,635
                                                                       -------------
                                                                         3,385,304

------------------------------------------------------------------------------------
Broadcasting--1.8%
CBS Corp.(1,2)                                              160,000      7,400,000
------------------------------------------------------------------------------------
MediaOne Group, Inc.(2)                                      35,000      2,390,937
RCN Corp.(2)                                                 85,000      3,485,000
                                                                       -------------
                                                                        13,275,937

------------------------------------------------------------------------------------
Entertainment--0.6%
CBRL Group, Inc.                                            111,000      1,720,500
------------------------------------------------------------------------------------
Time Warner, Inc.                                            46,000      2,794,500
                                                                       -------------
                                                                         4,515,000

------------------------------------------------------------------------------------
Food--0.6%
Groupe Danone                                                12,948      3,150,928
------------------------------------------------------------------------------------
Nestle SA, Sponsored ADR                                     11,000      1,033,601
                                                                       -------------
                                                                         4,184,529

------------------------------------------------------------------------------------
Household Goods--1.0%
Avon Products, Inc.                                          47,500      1,178,594
------------------------------------------------------------------------------------
Fort James Corp.                                             72,000      1,921,500
------------------------------------------------------------------------------------
Rexall Sundown, Inc.(2)                                     140,000      1,723,750
------------------------------------------------------------------------------------
Wella AG                                                     93,210      2,481,716
------------------------------------------------------------------------------------
Wella AG, Preference                                          9,100        271,362
                                                                       ------------
                                                                         7,576,922


                14    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
Tobacco--0.7%
Philip Morris Cos., Inc.                                    147,500    $ 5,042,656
------------------------------------------------------------------------------------
Energy--3.0%
------------------------------------------------------------------------------------
Energy Services--1.2%
Input/Output, Inc.(2)                                       298,000      1,974,250
------------------------------------------------------------------------------------
Santa Fe International Corp.                                121,000      2,609,062
------------------------------------------------------------------------------------
Schlumberger Ltd.(1)                                         36,000      2,243,250
------------------------------------------------------------------------------------
Transocean Offshore, Inc.                                    59,000      1,806,875
                                                                       -------------
                                                                         8,633,437

------------------------------------------------------------------------------------
Oil: Domestic--1.0%
Conoco, Inc., Cl. B                                          33,166        907,919
------------------------------------------------------------------------------------
Kerr-McGee Corp.                                             47,000      2,587,937
------------------------------------------------------------------------------------
Unocal Corp.                                                105,000      3,891,562
                                                                       -------------
                                                                         7,387,418

------------------------------------------------------------------------------------
Oil: International--0.8%
Petroleo Brasileiro SA, Preference                        3,330,000        513,375
------------------------------------------------------------------------------------
Talisman Energy, Inc.(2)                                    100,090      2,979,883
------------------------------------------------------------------------------------
Total Fina SA, Sponsored ADR                                 33,000      2,093,437
                                                                       -------------
                                                                         5,586,695

------------------------------------------------------------------------------------
Financial--10.9%
------------------------------------------------------------------------------------
Banks--6.4%
ABN Amro Holding NV                                          77,000      1,730,306
------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                        150,000        996,199
------------------------------------------------------------------------------------
Bank of America Corp.(1)                                    225,000     12,529,687
------------------------------------------------------------------------------------
Bank One Corp.                                               62,500      2,175,781
------------------------------------------------------------------------------------
Chase Manhattan Corp.                                       180,000     13,567,500
------------------------------------------------------------------------------------
UniCredito Italiano SpA                                     620,000      3,030,777
------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                                      17,000      1,942,250
------------------------------------------------------------------------------------
Societe Generale                                             33,000      6,800,558
------------------------------------------------------------------------------------
UBS AG                                                        5,600      1,578,569
------------------------------------------------------------------------------------
Wells Fargo Co.                                              90,000      3,566,250
                                                                       -------------
                                                                        47,917,877


                15    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
Diversified Financial--1.0%
------------------------------------------------------------------------------------
American Express Co.(1)                                      13,500    $ 1,817,438
------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                    42,500      2,855,469
------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.(1)                          32,000      2,854,000
                                                                       -------------
                                                                         7,526,907

------------------------------------------------------------------------------------
Insurance--0.9%
ACE Ltd.                                                    164,200      2,781,138
------------------------------------------------------------------------------------
Skandia Forsakrings AB                                      170,000      3,545,987
                                                                       -------------
                                                                         6,327,125

------------------------------------------------------------------------------------
Real Estate Investment Trusts--2.6%
Archstone Communities Trust                                  95,000      1,834,688
------------------------------------------------------------------------------------
Avalonbay Communities, Inc.                                  60,000      2,032,500
------------------------------------------------------------------------------------
Brandywine Realty Trust                                     105,000      1,706,250
------------------------------------------------------------------------------------
Camden Property Trust                                        65,000      1,746,875
------------------------------------------------------------------------------------
CarrAmerica Realty Corp.                                     75,000      1,645,313
------------------------------------------------------------------------------------
Chastain Capital Corp.(2)                                   184,000      1,276,500
------------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                                     65,000      2,055,625
------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                102,000      1,555,500
------------------------------------------------------------------------------------
Developers Diversified Realty Corp.                         100,000      1,400,000
------------------------------------------------------------------------------------
Horizon Group Properties, Inc.(2)                               717          2,510
------------------------------------------------------------------------------------
JDN Realty Corp.                                            100,000      2,050,000
------------------------------------------------------------------------------------
Post Properties, Inc.                                        50,000      1,965,625
                                                                       -------------
                                                                        19,271,386

------------------------------------------------------------------------------------
Healthcare--4.3%
------------------------------------------------------------------------------------
Healthcare/Drugs--3.2%
Abbott Laboratories                                          54,000      1,984,500
------------------------------------------------------------------------------------
American Home Products Corp.                                 68,000      2,822,000
------------------------------------------------------------------------------------
AstraZeneca Group plc                                        90,810      3,782,827
------------------------------------------------------------------------------------
Centocor, Inc.(1,2)                                          70,000      4,099,375
------------------------------------------------------------------------------------
Merck & Co., Inc.                                            35,000      2,268,438
------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                    157,000      2,884,875
------------------------------------------------------------------------------------
Novartis AG                                                   2,500      3,708,517
------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(4)                                 20,000        203,000
------------------------------------------------------------------------------------
SmithKline Beecham plc, Cl. A, Sponsored ADR                 39,000      2,247,375
                                                                       -------------
                                                                        24,000,907


                 16    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.1%
Acuson Corp.(2)                                             216,000    $ 2,754,000
------------------------------------------------------------------------------------
Manor Care, Inc.(2)                                         105,000      1,804,688
------------------------------------------------------------------------------------
St. Jude Medical, Inc.(2)                                    42,000      1,323,000
------------------------------------------------------------------------------------
United Healthcare Corp.(1)                                   45,400      2,210,413
                                                                       -------------
                                                                         8,092,101

------------------------------------------------------------------------------------
Technology--13.2%
------------------------------------------------------------------------------------
Computer Hardware--3.8%
3Com Corp.(2)                                                88,000      2,530,000
------------------------------------------------------------------------------------
Canon, Inc.                                                  81,000      2,358,411
------------------------------------------------------------------------------------
Compaq Computer Corp.                                        32,000        734,000
------------------------------------------------------------------------------------
Hewlett-Packard Co.(1)                                       20,000      1,840,000
------------------------------------------------------------------------------------
International Business Machines Corp.(1)                    171,000     20,755,125
                                                                       -------------
                                                                        28,217,536

------------------------------------------------------------------------------------
Computer Services--0.3%
barnesandnoble.com, inc.(2)                                  57,500      1,110,469
------------------------------------------------------------------------------------
First Data Corp.(1)                                          18,000        789,750
                                                                       -------------
                                                                         1,900,219

------------------------------------------------------------------------------------
Computer Software--2.3%
Computer Associates International, Inc.(1)                   65,700      4,024,125
------------------------------------------------------------------------------------
Compuware Corp.(1,2)                                         79,900      2,082,394
------------------------------------------------------------------------------------
Electronic Arts, Inc.(1,2)                                   12,400        897,450
------------------------------------------------------------------------------------
Novell, Inc.(1,2)                                           210,000      4,344,375
------------------------------------------------------------------------------------
Oracle Corp.(2)                                              10,000        455,000
------------------------------------------------------------------------------------
Peoplesoft, Inc.(2)                                         100,000      1,693,750
------------------------------------------------------------------------------------
Rational Software Corp.(1,2)                                 60,800      1,780,300
------------------------------------------------------------------------------------
Sabre Holdings Corp.(1,2)                                    45,000      1,935,000
                                                                       -------------
                                                                        17,212,394


                17    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
------------------------------------------------------------------------------------
Communications Equipment--0.5%
Cisco Systems, Inc.(1,2)                                     59,000   $  4,045,188
------------------------------------------------------------------------------------
Electronics--5.8%
Analog Devices, Inc.(2)                                     121,000      6,201,250
------------------------------------------------------------------------------------
ASM Lithography Holding NV(1,2)                              29,600      1,985,050
------------------------------------------------------------------------------------
Coherent, Inc.(2)                                           115,000      2,565,938
------------------------------------------------------------------------------------
General Motors Corp., Cl. H(2)                               47,800      2,736,550
------------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                        29,000      1,393,813
------------------------------------------------------------------------------------
Intel Corp.(1)                                              228,000     16,943,250
------------------------------------------------------------------------------------
Keyence Corp.                                                13,000      3,479,853
------------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A                            143,000      2,699,125
------------------------------------------------------------------------------------
STMicroelectronics NV, NY Shares(1)                          42,000      3,108,000
------------------------------------------------------------------------------------
Teradyne, Inc.(1,2)                                          48,000      1,692,000
                                                                      --------------
                                                                        42,804,829

------------------------------------------------------------------------------------
Photography--0.5%
Xerox Corp.(1)                                               80,000      3,355,000
------------------------------------------------------------------------------------
Transportation--0.9%
------------------------------------------------------------------------------------
Air Transportation--0.2%
Alaska Air Group, Inc.(1,2)                                  37,500      1,525,781
------------------------------------------------------------------------------------
Railroads & Truckers--0.3%
------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                           81,000      2,227,500
------------------------------------------------------------------------------------
Shipping--0.4%
Stolt-Nielsen SA                                            174,000      2,599,125
------------------------------------------------------------------------------------
Utilities--1.0%
------------------------------------------------------------------------------------
Electric Utilities--1.0%
Allegheny Energy, Inc.                                       50,500      1,606,531
------------------------------------------------------------------------------------
Reliant Energy, Inc.                                         94,000      2,543,875
------------------------------------------------------------------------------------
Southern Co.                                                138,000      3,553,500
                                                                      --------------
                                                                         7,703,906
                                                                      --------------
Total Common Stocks (Cost $264,231,044)                                379,624,810

====================================================================================
Preferred Stocks--0.1%
------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Exchangeable,
Non-Vtg.(4,5) (Cost $599,721)                                   560        590,100


               18    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                                      Market Value
                                                             Shares     See Note 1
====================================================================================
Other Securities--0.6%
------------------------------------------------------------------------------------
Budget Group, Inc., 6.25% Cum. Cv. Term Income Deferred
Equity Securities, Non-Vtg.(2,4)                             40,000    $ 1,205,000
------------------------------------------------------------------------------------
Monsanto Co., 6.50% Cv. Adjustable Conversion-rate
Equity Security                                              35,500      1,278,000
------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(2,4)                           37,500      1,889,062
                                                                       -------------
Total Other Securities (Cost $5,024,328)                                 4,372,062

                                                              Units
------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/15/03(3)                  300         18,037
------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08              2,000         24,250
------------------------------------------------------------------------------------
Hyperion Telecommunications Inc. Wts., Exp. 4/15/01             550         68,819
------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/31/02                        300             --
                                                                       -------------
Total Rights, Warrants and Certificates (Cost $0)                          111,106

                                                               Face
                                                             Amount
------------------------------------------------------------------------------------
Mortgage-Backed Obligations--4.7%
------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 151, Cl. F, 9%, 5/15/21             $  573,050        596,328
------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, 7%, 5/1/29                    6,812,304      6,700,651
------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 199,
Cl. IO, 24.757%, 8/1/28(7)                                1,448,220        461,168
------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 12/1/27-2/1/28                                     8,797,814      8,440,056
11.50%, 7/1/11                                               65,560         71,625
------------------------------------------------------------------------------------
Government National Mortgage Assn.:
6.875%, 3/20/26                                             400,409        405,603
7%, 4/15/26                                               3,101,798      3,051,084
7.50%, 5/15/27                                           12,821,523     12,874,349
9%, 11/15/08-5/15/09                                        253,316        266,333
------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-C1,
Cl. F, 7.425%, 2/15/28(3,8)                                  97,137         71,639
------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg.
Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%, 6/15/06(4)                                    400,000        314,438
------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1993-C1, Cl. D, 9.45%, 5/25/24                       214,368        212,258
Series 1994-C2, Cl. E, 8%, 4/25/25                          734,823        721,160
Series 1994-C2, Cl. G, 8%, 4/25/25                          170,180        161,937
------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII:
Series 1996-B, Cl. 1, 6.581%, 4/25/26(3)                    285,513        195,041
Series 1996-CL, Cl. F, 9.092%, 1/20/06(8)                   250,000        190,781
------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass
Pass-Through Certificates,
Series 1995-C4, Cl. E, 8.731%, 6/25/26(3,8)                  27,688         26,719
                                                                       -------------
Total Mortgage-Backed Obligations (Cost $34,853,687)                    34,761,170


               19    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                               Face      Market Value
                                                             Amount(6)     See Note 1
=======================================================================================
U.S. Government Obligations--11.9%
---------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                             $   500,000       $   476,875
6.50%, 11/15/26                                             360,000           365,850
8.875%, 8/15/17                                           3,650,000         4,573,906
10.75%, 5/15/03                                           1,190,000         1,375,566
---------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS:
6.30%, 8/15/25(9)                                        18,000,000         3,634,830
6.53%, 8/15/15(9)                                        10,000,000         3,578,690
7.10%, 11/15/18(9)                                       11,000,000         3,189,626
7.31%, 8/15/19(9)                                        12,000,000         3,314,640
---------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02-2/15/04                                  30,000,000        30,126,570
6.125%, 12/31/01                                         15,000,000        15,140,625
6.25%, 2/15/03-2/15/07                                   12,130,000        12,269,438
6.50%, 10/15/06                                           4,640,000         4,744,400
7.50%, 5/15/02                                              327,000           341,102
8.50%, 2/15/00                                            5,500,000         5,572,187
                                                                          -------------
Total U.S. Government Obligations (Cost $88,715,823)                       88,704,305

=======================================================================================
Foreign Government Obligations--18.6%
---------------------------------------------------------------------------------------
Argentina--4.4%
Argentina (Republic of) Bonds:
Bonos de Consolidacion de Deudas, Series I,
5.35%, 4/1/01(8)                                            209,757           202,647
Series L, 6.812%, 3/31/05(8)                             11,052,800         9,712,648
---------------------------------------------------------------------------------------
Argentina (Republic of) Nts.:
11.75%, 2/12/07(4) [ARP]                                    150,000           128,276
14.25%, 11/30/02(8)                                      13,125,000        12,435,937
---------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 6%, 3/31/23(8)        16,000,000        10,380,000
                                                                          -------------
                                                                           32,859,508

---------------------------------------------------------------------------------------
Australia--0.5%
New South Wales Treasury Corp. Gtd. Bonds,
7%, 4/1/04 [AUD]                                          1,570,000         1,057,123
---------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts.,
10.50%, 5/15/03 [AUD]                                     2,590,000         1,938,538
---------------------------------------------------------------------------------------
Queensland Treasury Corp. Global Exchangeable Gtd.
Nts., 8%, 8/14/01 [AUD]                                     615,000           418,664
                                                                          -------------
                                                                            3,414,325

---------------------------------------------------------------------------------------
Brazil--3.3%
Brazil (Federal Republic of) Capitalization Bonds,
8%, 4/15/14                                              26,535,216        16,617,679
---------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds,
5.874%, 4/15/06(8)                                       10,782,500         8,477,741
---------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts.,
10.85%, 12/9/99(3,8)                                         10,000             9,975
                                                                          -------------
                                                                           25,105,395


                 20    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                               Face      Market Value
                                                             Amount(6)     See Note 1
=======================================================================================
Bulgaria--0.0%
Bulgaria (Republic of) Interest Arrears Bonds,
6.50%, 7/28/11(8)                                       $   170,000       $   120,912
---------------------------------------------------------------------------------------
Canada--3.0%
Canada (Government of) Bonds:
6.50%, 6/1/04 [CAD]                                      13,320,000         9,382,737
7%, 12/1/06 [CAD]                                            60,000            43,911
8.75%, 12/1/05 [CAD]                                        495,000           389,893
9.75%, 6/1/01-12/1/01 [CAD]                               9,530,000         7,007,768
11.75%, 2/1/03 [CAD]                                        290,000           233,498
Series A-33, 11.50%, 9/1/00 [CAD]                           585,000           421,252
Series WL43, 5.75%, 6/1/29 [CAD]                          7,130,000         4,836,173
                                                                          -------------
                                                                           22,315,232

---------------------------------------------------------------------------------------
Denmark--0.5%
Denmark (Kingdom of) Bonds, 8%, 3/15/06 [DKK]            21,900,000         3,588,924
---------------------------------------------------------------------------------------
Finland--0.1%
Finland (Republic of) Bonds, 9.50%, 3/15/04 [FIM]           672,751           854,353
---------------------------------------------------------------------------------------
Germany--0.2%
Germany (Republic of) Bonds, Series 94, 6.25%,
1/4/24 [EUR]                                              1,362,592         1,521,543
---------------------------------------------------------------------------------------
Great Britain--1.5%
United Kingdom Treasury Bonds:
7%, 6/7/02 [GBP]                                          2,415,000         4,048,854
7.25%, 12/7/07 [GBP]                                      2,400,000         4,272,717
10%, 9/8/03 [GBP]                                           325,000           602,148
---------------------------------------------------------------------------------------
United Kingdom Treasury Nts.:
9.75%, 8/27/02 [GBP]                                         55,000            98,596
12.50%, 11/21/05 [GBP]                                       62,000           124,725
13%, 7/14/00 [GBP]                                        1,050,000         1,823,489
                                                                          -------------
                                                                           10,970,529

---------------------------------------------------------------------------------------
Italy--0.2%
Italy (Republic of) Treasury Bonds, Buoni del
Tesoro Poliennali:
9%, 10/1/03 [EUR]                                           100,708           124,394
9.50%, 2/1/01-5/1/01 [EUR]                                  309,872           356,438
10.50%, 4/1/00-7/15/00 [EUR]                                759,190           850,749
                                                                          -------------
                                                                            1,331,581

---------------------------------------------------------------------------------------
Mexico--0.5%
Banco Nacional de Comercio Exterior SNC International
Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06           110,000           114,955
---------------------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03 [DEM]                                      150,000            87,984
16.50%, 9/1/083 [GBP]                                        35,000            74,358
---------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series B, 6.25%, 12/31/19                                   250,000           184,687
Series W-A, 6.25%, 12/31/19                               4,450,000         3,287,437
---------------------------------------------------------------------------------------
                                                                            3,749,421


                 21    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                               Face      Market Value
                                                             Amount(6)     See Note 1
=======================================================================================
New Zealand--3.2%
New Zealand (Government of) Bonds:
8%, 2/15/01-11/15/06 [NZD]                               43,705,000      $ 23,258,899
10%, 3/15/02 [NZD]                                        1,085,000           609,492
                                                                         --------------
                                                                           23,868,391

---------------------------------------------------------------------------------------
Norway--0.0%
Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]         880,000           124,920
---------------------------------------------------------------------------------------
Philippines--0.3%
Philippines (Republic of) Bonds, 8.60%, 6/15/27           1,500,000         1,157,700
---------------------------------------------------------------------------------------
Philippines (Republic of) Par Bonds, Series B,
6.50%, 12/1/17(10)                                        1,675,000         1,411,187
                                                                         --------------
                                                                            2,568,887

---------------------------------------------------------------------------------------
Poland--0.6%
Poland (Republic of) Bonds, 12%, 6/12/01 [PLZ]           18,000,000         4,264,430
---------------------------------------------------------------------------------------
South Africa--0.2%
Eskom Sec. Bonds, 11%, 6/1/08 [ZAR]                       3,000,000           395,623
---------------------------------------------------------------------------------------
Eskom Depositary Receipts, Series E168, 11%, 6/1/08 [ZAR] 6,430,000           847,952
---------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, 12.50%, 12/21/06 [ZAR]    800,000           119,802
                                                                         --------------
                                                                            1,363,377

---------------------------------------------------------------------------------------
Spain--0.1%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
10.30%, 6/15/02 [EUR]                                       235,296           289,532
10.50%, 10/30/03 [EUR]                                      132,823           172,479
12.25%, 3/25/00 [EUR]                                       189,919           210,750
                                                                         --------------
                                                                              672,761
                                                                         --------------
Total Foreign Government Obligations (Cost $145,884,307)                  138,694,489

=======================================================================================
Loan Participations--0.1%
Colombia (Republic of) 1989-1990 Integrated
Loan Facility Bonds, 6%, 7/1/01(3,8)                        142,960           130,808
---------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 5.906%, 1/1/09(3,8)                              601,666           509,913
                                                                          -------------
Total Loan Participations (Cost $687,546)                                     640,721


                22    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                               Face      Market Value
                                                             Amount(6)     See Note 1
=======================================================================================
Non-Convertible Corporate Bonds and Notes--5.7%
---------------------------------------------------------------------------------------
Adelphia Communications Corp., 10.50% Sr. Unsec.
Nts., Series B, 7/15/04                                 $   500,000        $  523,750
---------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                   885,000           885,000
---------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10% Sr. Sub.
Nts., 8/1/09(4)                                             750,000           690,000
---------------------------------------------------------------------------------------
American International Group, Inc., 11.70% Unsec.
Unsub. Bonds, 12/4/01 [ITL]                              95,000,000            60,292
---------------------------------------------------------------------------------------
AmeriKing, Inc., 10.75% Sr. Nts., 12/1/06                   360,000           322,200
---------------------------------------------------------------------------------------
AMRESCO, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04      200,000           123,000
---------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                       500,000           495,000
---------------------------------------------------------------------------------------
Aracruz Celulose SA, 10.375% Debs., 1/31/02(4)              320,000           319,200
---------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09(4)                  700,000           725,375
---------------------------------------------------------------------------------------
Building Materials Corp. of America, 8.625%
Sr. Nts., Series B, 12/15/06                                 50,000            47,750
---------------------------------------------------------------------------------------
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                                     650,000           644,312
10.50% Sr. Nts., 5/15/06                                    225,000           235,969
---------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub.
Nts., Series B, 7/15/07                                     350,000           229,250
---------------------------------------------------------------------------------------
Canadaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06     750,000           738,750
---------------------------------------------------------------------------------------
Celcaribe SA, 13.50% Sr. Sec. Nts., 3/15/04                 350,000           253,750
---------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication
Holdings Capital Corp., 8.625% Sr. Nts., 4/1/09(4)          750,000           712,500
---------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Sr. Unsec.
Sub. Nts., 4/15/06                                          200,000           193,000
---------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20%
Sr. Disc. Debs., 11/15/07(12)                               850,000           773,500
---------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12%
Sr. Sub. Nts., Series B, 8/1/05                           1,300,000         1,085,500
---------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/14.125% Sr. Unsec.
Deferred Bonds, 3/1/05(4,12)                                300,000           159,750
---------------------------------------------------------------------------------------
Convergent Communications, Inc., 13% Sr. Nts., 4/1/08       500,000           376,250
---------------------------------------------------------------------------------------
CSC Holdings, Inc.:
9.875% Sr. Sub. Debs., 2/15/13                              250,000           261,875
10.50% Sr. Sub. Debs., 5/15/16                              250,000           271,875
---------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75%
Sr. Disc. Nts., 12/15/05(12)                                300,000           268,500
---------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                  100,000            94,500
---------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec.
Nts., Series E, 5/1/11                                      250,000           272,141
---------------------------------------------------------------------------------------
Empresas ICA Sociedad Controladora SA de CV,
11.875% Nts., 5/30/01                                        30,000            28,575
---------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc.
Debs., Series B, 4/15/10(12)                                600,000           429,000
---------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts.,
Series B, 7/31/07                                           990,000           920,700
---------------------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A., Inc.,
8.05% Debs., 6/15/03 [NZD]                                   35,000            18,254
---------------------------------------------------------------------------------------
Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08              750,000           776,250
---------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts.,
Series B, 5/1/05(4)                                         950,000           821,750
---------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02               25,000            22,384
---------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05          500,000           417,500


                23    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                               Face      Market Value
                                                             Amount(6)     See Note 1
=======================================================================================
Non-Convertible Corporate Bonds and Notes  Continued
---------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub.
Nts., 7/15/06                                            $  200,000        $  206,500
---------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr.
Sec. Nts., Series B, 11/1/03(8)                             200,000           207,250
---------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc, Zero Coupon
Sr. Disc. Nts., 13.08%, 12/31/09(4,9)                     1,000,000           270,000
---------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts.,
5/1/06(12)                                                  470,000           359,550
---------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.50% Sr. Nts.,
Series B, 1/15/08                                           500,000           430,000
---------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr.
Sub. Nts., Series B, 6/1/05                                 500,000           516,250
---------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr.
Sub. Nts., 2/1/03                                           500,000           500,000
---------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04        400,000           374,000
---------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts.,
Series B, 3/15/07(3)                                      1,000,000           845,000
---------------------------------------------------------------------------------------
Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06     100,000           101,500
---------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                        900,000           913,500
---------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr.
Nts., 1/15/06                                               300,000           257,250
---------------------------------------------------------------------------------------
Lyondell Chemical Co., 10.875% Sr. Sub. Nts. 5/1/09         500,000           505,000
---------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Gtd.
Sr. Sec. Sub. Nts., Series B, 12/30/99(3,11)                 38,000            14,915
---------------------------------------------------------------------------------------
Meristar Hospitality Corp., 8.75% Sr. Unsec.
Sub. Nts., 8/15/07                                          500,000           453,750
---------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Unsec.
Nts., Series B, 11/15/08                                    750,000           727,500
---------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50%
Sr. Disc. Nts., 6/1/06(12)                                  750,000           536,250
---------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First
Priority Ship Mtg. Nts., 6/30/07(3)                         500,000           237,500
---------------------------------------------------------------------------------------
News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05      1,000,000         1,051,217
---------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03         183,000           190,777
---------------------------------------------------------------------------------------
Nortek, Inc., 8.875% Sr. Unsec. Nts.,
Series B, 8/1/08                                            250,000           236,250
---------------------------------------------------------------------------------------
NTL, Inc., 0%/9.75% Sr. Deferred Coupon
Nts., Series B, 4/1/08(12)                                  500,000           335,000
---------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03(3)             325,000           303,875
---------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                   270,000           279,450
11.625% Sr. Nts., Series A, 8/15/06                         365,000           377,775
---------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                                       155,000           137,175
---------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec.
Sub. Nts., Series D, 6/15/07                                900,000           832,500
---------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07             1,000,000           955,000
---------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05      1,000,000           961,250
---------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub.
Nts., Series B, 7/1/07(3)                                 1,315,000         1,439,925
---------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 10.625% Second
Priority Sr. Sec. Nts., 4/15/05                             500,000           435,000
---------------------------------------------------------------------------------------
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08                       1,045,000           859,512
9% Sr. Nts., 11/1/06                                         75,000            69,187
---------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 10.09%, 3/15/01(9)                                260,000           141,700


                24    OPPENHEIMER MULTIPLE STRATEGIES FUND

                                                               Face      Market Value
                                                             Amount(6)     See Note 1
=======================================================================================
Non-Convertible Corporate Bonds and Notes  Continued
--------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec.
Nts., 8/1/07                                            $   500,000     $    498,750
--------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority
Sr. Sec. Debs., 12/1/07                                   1,300,000        1,391,000
--------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts.,
Series B, 5/15/08                                           750,000          772,500
--------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04      1,000,000        1,060,000
--------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                               500,000          471,250
9% Sr. Unsec. Sub. Nts., 7/15/07                            375,000          359,062
--------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.75% Sr. Unsec. Sub. Nts., 8/15/06                        670,000          418,750
12.375% Sec. Nts., 7/15/06(4)                               400,000          376,000
--------------------------------------------------------------------------------------
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                               327,586          294,828
9.50% Sr. Sec. Nts., 12/28/08(4)                             65,517           58,966
--------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts.,
5/1/08(4,11)                                                500,000           55,000
--------------------------------------------------------------------------------------
Telewest Communications plc, 0%/11% Sr. Disc. Debs.,
10/1/07(12)                                               1,000,000          897,500
--------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07             1,400,000        1,476,748
--------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts.,
12/15/04                                                    950,000          764,750
--------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp.,
0%/13.375%
--------------------------------------------------------------------------------------
Sr. Disc. Nts., Series B, 12/15/03(12)                    1,000,000          975,000
--------------------------------------------------------------------------------------
TV Azteca SA de CV, 10.50% Sr. Nts., Series B, 2/15/07      200,000          155,500
--------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03          500,000          510,000
--------------------------------------------------------------------------------------
Verio, Inc., 11.25% Sr. Unsec. Nts., 12/1/08                600,000          616,500
--------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07     900,000          884,250
                                                                         -------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $45,827,554)                                                        42,295,064

======================================================================================
Convertible Corporate Bonds and Notes--0.0%
--------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05 [NZD]                      35,000           18,696
14.50% Cv. Sub. Nts., 9/30/00 [NZD]                          35,000           19,306
                                                                         -------------
Total Convertible Corporate Bonds and Notes (Cost $53,094)                    38,002

======================================================================================
Repurchase Agreements--6.8%
Repurchase agreement with First Chicago Capital
Markets, 5.29%, dated 9/30/99, to be repurchased at
$50,707,450 on 10/1/99, collateralized by U.S. Treasury
Nts., 5.125%-8%, 10/31/99-2/15/07, with a value of
$32,243,162, U.S. Treasury Bonds, 5.25%-11.75%,
2/15/01-11/15/28, with a value of 19,502,832
(Cost $50,700,000)                                       50,700,000       50,700,000
--------------------------------------------------------------------------------------
Total Investments, at Value (Cost $636,577,104)                99.6%     740,531,829
--------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                 0.4        2,924,196
                                                         -----------------------------
Net Assets                                                    100.0%    $743,456,025
                                                         =============================


                25    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                             Shares   Expiration   Exercise     Premium   Market Value
                                    Subject to Call         Date      Price    Received     See Note 1
--------------------------------------------------------------------------------------------------------
ASM Lithography Holding NV                   11,200     10/18/99    $ 55.00  $   41,584     $  133,000
Alaska Air Group, Inc.                       18,500     10/18/99      55.00      85,005             --
American Express Co.                          5,000     10/18/99     140.00      65,475         12,500
American Express Co.                          8,500     10/18/99     145.00      81,555          8,500
Bank of America Corp.                        30,000      1/24/00      90.00      81,597             --
CBS Corp.                                    48,000      1/24/00      55.00     136,560         54,000
Centocor, Inc.                               20,000      1/24/00      60.00      81,897         62,500
Cisco Systems, Inc.                          10,000     10/18/99      65.00      47,973         47,500
Cisco Systems, Inc.                           5,000     10/18/99      67.50      24,299         15,625
Computer Associates International, Inc.      15,000      1/24/00      65.00      55,798         82,500
Compuware Corp.                              15,000      1/24/00      35.00      76,423         18,750
Du Pont (E.I.) De Nemours & Co.               9,000      1/24/00      75.00      53,728          8,438
Electronic Arts, Inc.                        12,400     12/20/99      65.00      54,703        142,600
First Data Corp.                             18,000     11/22/99      45.00      64,710         38,250
Hewlett-Packard Co.                          20,000      2/22/00     125.00     111,896         33,750
Honeywell, Inc.                               8,000     11/22/99     130.00      41,759          4,000
Intel Corp.                                  27,000     10/18/99      75.00     100,437         77,625
International Business Machines Corp.        13,000      1/24/00     150.00     120,231         29,250
International Business Machines Corp.         6,000     10/18/99     100.00      35,159        126,000
Morgan Stanley Dean Witter & Co.              7,000     10/18/99     120.00      54,040             --
Novell, Inc.                                 63,000     11/22/99      30.00     179,229         15,750
Praxair, Inc.                                 7,500      1/24/00      55.00      25,494          7,031
Rational Software Corp.                      11,300      1/24/00      40.00      57,906         14,831
Rational Software Corp.                      28,700     10/18/99      35.00     150,572          8,969
STMicroelectronics NV, NY Shares              8,000     10/18/99      75.00      41,759         22,000
Sabre Holdings Corp.                         14,000     11/22/99      60.00     141,824             --
Schlumberger Ltd.                            18,000     11/22/99      70.00      73,710         23,625
Teradyne, Inc.                               10,000      1/24/00      37.50      66,723         42,500
United Healthcare Corp.                      15,000     12/20/99      75.00      59,548             --
Xerox Corp.                                  16,000      1/24/00      70.00      57,518             --
Xerox Corp.                                  16,000     10/18/99      65.00      81,520             --
                                                                             ---------------------------
                                                                             $2,350,632     $1,029,494
                                                                             ===========================


                26    OPPENHEIMER MULTIPLE STRATEGIES FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

2. Non-income-producing security.
3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,518,417 or 1.15% of the Fund's net assets as of September 30, 1999.
5. Interest or dividend is paid-in-kind.
6. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies: ARP Argentine Peso GBP British Pound Sterling AUD Australian Dollar ITL Italian Lira CAD Canadian Dollar NOK Norwegian Krone DEM German Mark NZD New Zealand Dollar DKK Danish Krone PLZ Polish Zloty EUR Euro ZAR South African Rand FIM Finnish Markka
7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
8. Represents the current interest rate for a variable rate security.
9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
10. Represents the current interest rate for an increasing rate security.
11. Non-income-producing--issuer is in default.
12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.


See accompanying Notes to Financial Statements

                 27    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1999

==========================================================================================
Assets
Investments, at value (cost $636,577,104)--see accompanying statement      $ 740,531,829
------------------------------------------------------------------------------------------
Cash                                                                             855,410
------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                     7,300,462
Investments sold                                                               1,164,571
Shares of beneficial interest sold                                               268,388
Other                                                                             50,777
                                                                           ---------------
Total assets                                                                 750,171,437

==========================================================================================
Liabilities
Options written, at value (premiums received $2,350,632)--
see accompanying statement--Note 6                                             1,029,494
------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                          3,683,738
Shares of beneficial interest redeemed                                         1,123,379
Distribution and service plan fees                                               349,428
Trustees' compensation--Note 1                                                   201,158
Shareholder reports                                                              140,634
Transfer and shareholder servicing agent fees                                    121,720
Custodian fees                                                                     7,116
Other                                                                             58,745
                                                                           ---------------
Total liabilities                                                              6,715,412

==========================================================================================
Net Assets                                                                 $ 743,456,025
                                                                           ===============

==========================================================================================
Composition of Net Assets
------------------------------------------------------------------------------------------
Paid-in capital                                                            $ 583,973,731
------------------------------------------------------------------------------------------
Undistributed net investment income                                            1,169,787
------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                                         53,031,809
------------------------------------------------------------------------------------------

Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies                  105,280,698
                                                                           ---------------
Net assets                                                                 $ 743,456,025
                                                                           ===============


                 28    OPPENHEIMER MULTIPLE STRATEGIES FUND

==========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$635,602,875 and 45,190,971 shares of beneficial interest outstanding)            $14.06
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                   $14.92
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,875,196
and 4,944,518 shares of beneficial interest outstanding)                          $13.93
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,977,954
and 2,789,501 shares of beneficial interest outstanding)                          $13.97











See accompanying Notes to Financial Statements.

                 29    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999

====================================================================================
Investment Income
Interest (net of foreign withholding taxes of $1,005)                 $ 30,334,128
------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $22,799)                  6,857,753
                                                                      --------------
Total income                                                            37,191,881

====================================================================================
Expenses
Management fees--Note 4                                                  5,491,251
------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  1,057,289
Class B                                                                    736,848
Class C                                                                    437,267
------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                     1,057,963
------------------------------------------------------------------------------------
Shareholder reports                                                        315,793
------------------------------------------------------------------------------------
Custodian fees and expenses                                                113,507
------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                              61,143
------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 60,292
------------------------------------------------------------------------------------
Registration and filing fees                                                34,126
------------------------------------------------------------------------------------
Other                                                                      103,548
                                                                      --------------
Total expenses                                                           9,469,027
Less expenses paid indirectly--Note 1                                      (24,298)
                                                                      --------------
Net expenses                                                             9,444,729

====================================================================================
Net Investment Income                                                   27,747,152

====================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                   64,703,806
Closing and expiration of option contracts written--Note 6                 941,256
Foreign currency transactions                                           (1,343,964)
                                                                      --------------
Net realized gain                                                       64,301,098

------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                             25,669,430
Translation of assets and liabilities denominated in
foreign currencies                                                      (1,284,527)
                                                                      --------------
Net change                                                              24,384,903
                                                                      --------------
Net realized and unrealized gain                                        88,686,001

====================================================================================
Net Increase in Net Assets Resulting from Operations                  $116,433,153
                                                                      ==============





See accompanying Notes to Financial Statements.

                 30    OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended September 30,                                       1999           1998
====================================================================================
Operations
------------------------------------------------------------------------------------

Net investment income                                  $ 27,747,152  $  26,538,252
------------------------------------------------------------------------------------
Net realized gain                                        64,301,098     65,263,388
------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation    24,384,903   (128,593,549)
                                                       -----------------------------
Net increase (decrease) in net assets resulting
from operations                                         116,433,153    (36,791,909)

====================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                 (24,477,711)   (22,551,335)
Class B                                                  (2,100,116)    (1,840,926)
Class C                                                  (1,206,196)    (1,269,307)
------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                 (54,659,946)   (55,838,257)
Class B                                                  (6,391,151)    (5,628,562)
Class C                                                  (3,772,922)    (4,059,155)

====================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                  (9,204,354)    20,258,200
Class B                                                  (6,385,889)    17,065,629
Class C                                                 (11,126,627)     7,078,031

====================================================================================
Net Assets
Total decrease                                           (2,891,759)   (83,577,591)
------------------------------------------------------------------------------------
Beginning of period                                     746,347,784    829,925,375
                                                       -----------------------------
End of period (including undistributed net
investment income of $1,169,787 and $2,205,024,
respectively)                                          $743,456,025   $746,347,784
                                                       =============================

See accompanying Notes to Financial Statements.

               31    OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS


                                                                                          Year                    Year
                                                                                         Ended                   Ended
                                                                                     Sept. 30,                Dec. 31,
Class A                                               1999        1998        1997        1996(1)     1995        1994
========================================================================================================================

Per Share Operating Data
Net asset value, beginning of period                $13.69      $16.17      $14.09      $13.07      $11.52      $13.05
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .54         .51         .50         .49         .52         .54
Net realized and unrealized gain (loss)               1.59       (1.22)       2.88         .96        2.08        (.75)
                                                    --------------------------------------------------------------------
Total income (loss) from
investment operations                                 2.13        (.71)       3.38        1.45        2.60        (.21)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.54)       (.49)       (.51)       (.43)       (.49)       (.53)
Distributions from net realized gain                 (1.22)      (1.28)       (.79)         --        (.56)       (.79)
                                                    --------------------------------------------------------------------
Total dividends and distributions
to shareholders                                      (1.76)      (1.77)      (1.30)       (.43)      (1.05)      (1.32)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.06      $13.69      $16.17      $14.09      $13.07      $11.52
                                                    ====================================================================

========================================================================================================================
Total Return, at Net Asset Value(2)                  16.29%      (4.71)%     25.46%      11.22%      22.79%      (1.59)%

========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $635,603    $624,895    $712,470    $264,359    $251,353    $237,771
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $660,113    $699,665    $395,436    $256,765    $249,660    $260,767
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 3.70%       3.34%       3.30%       4.73%       3.97%       4.10%
Expenses                                              1.09%       1.08%(4)    1.16%(4)    1.21%(4)    1.15%(4)    1.09%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              15%         59%         51%         32%         29%         32%



1. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $105,610,305 and $187,048,362, respectively.

See accompanying Notes to Financial Statements.

                 32    OPPENHEIMER MULTIPLE STRATEGIES FUND


                                                                                       Year     Period
                                                                                      Ended      Ended
                                                                                  Sept. 30,   Dec. 31,
Class B                                             1999        1998        1997       1996(1)    1995(6)
=========================================================================================================

Per Share Operating Data
Net asset value, beginning of period              $13.57      $16.04      $14.01     $13.03     $13.28
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .41         .38         .45        .41        .17
Net realized and unrealized gain (loss)             1.58       (1.20)       2.78        .93        .41
                                                   ------------------------------------------------------
Total income (loss) from
investment operations                               1.99        (.82)       3.23       1.34        .58
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.41)       (.37)       (.41)      (.36)      (.27)
Distributions from net realized gain               (1.22)      (1.28)       (.79)        --       (.56)
                                                   ------------------------------------------------------
Total dividends and distributions
to shareholders                                    (1.63)      (1.65)      (1.20)      (.36)      (.83)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $13.93      $13.57      $16.04     $14.01     $13.03
                                                  =======================================================

=========================================================================================================
Total Return, at Net Asset Value(2)                15.35%      (5.49)%     24.34%     10.37%      4.44%

=========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $68,875     $73,036     $67,916     $5,996     $1,265
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $73,673     $74,442     $25,113     $3,546     $  520
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               2.85%       2.53%       2.26%      3.69%      2.62%
Expenses                                            1.93%       1.91%(4)    1.96%(4)   2.12%(4)   2.27%(4)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            15%         59%         51%        32%        29%

1. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $105,610,305 and $187,048,362, respectively.
6. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                 33    OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                             Year                     Year
                                                                                            Ended                    Ended
                                                                                        Sept. 30,                 Dec. 31,
Class C                                               1999         1998         1997         1996(1)      1995        1994
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $13.61       $16.07       $14.02       $13.01       $11.49      $13.05
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .42          .38          .41          .40          .40         .44
Net realized and unrealized gain (loss)               1.57        (1.20)        2.83          .96         2.07        (.77)
                                                    ------------------------------------------------------------------------
Total income (loss) from
investment operations                                 1.99         (.82)        3.24         1.36         2.47        (.33)
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.41)        (.36)        (.40)        (.35)        (.39)       (.44)
Distributions from net realized gain                 (1.22)       (1.28)        (.79)          --         (.56)       (.79)
                                                    ------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                      (1.63)       (1.64)       (1.19)        (.35)        (.95)      (1.23)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.97       $13.61       $16.07       $14.02       $13.01      $11.49
                                                    ========================================================================

============================================================================================================================
Total Return, at Net Asset Value(2)                  15.28%       (5.43)%      24.42%       10.55%       21.69%      (2.50)%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $38,978      $48,417      $49,539      $21,087      $15,405      $9,182
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $43,701      $52,325      $33,813      $17,898      $11,827      $5,601
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 2.85%        2.51%        2.61%        3.84%        3.08%       3.30%
Expenses                                              1.93%        1.91%(4)     1.97%(4)     2.07%(4)     1.99%(4)    2.00%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              15%          59%          51%          32%          29%         32%


1. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $105,610,305 and $187,048,362, respectively.
6. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                34    OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                 35    OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies  Continued

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1999, a provision of $12,485 was made for the Fund's projected benefit obligations and payments of $9,457 were made to retired trustees, resulting in an accumulated liability of $192,150 as of September 30, 1999.

                36    OPPENHEIMER MULTIPLE STRATEGIES FUND

The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect an increase in paid-in capital of $200,788, a decrease in undistributed net investment income of $998,366, and an increase in accumulated net realized gain on investments of $797,578.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                37    OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                          Year Ended September 30, 1999    Year Ended September 30, 1998
                                Shares           Amount          Shares           Amount
------------------------------------------------------------------------------------------
Class A
Sold                         1,797,693    $  25,595,843       2,733,445     $ 41,795,382
Dividends and/or
distributions reinvested     5,300,198       72,227,515       4,959,787       71,625,634
Redeemed                    (7,538,361)    (107,027,712)     (6,121,146)     (93,162,816)
                            --------------------------------------------------------------
Net increase (decrease)       (440,470)   $  (9,204,354)      1,572,086     $ 20,258,200
                            ==============================================================

------------------------------------------------------------------------------------------
Class B
Sold                         1,006,931    $  14,207,626       1,763,004     $ 26,611,307
Dividends and/or
distributions reinvested       577,898        7,782,999         459,723        6,577,938
Redeemed                    (2,021,277)     (28,376,514)     (1,076,399)     (16,123,616)
                            --------------------------------------------------------------
Net increase (decrease)       (436,448)   $  (6,385,889)      1,146,328     $ 17,065,629
                            ==============================================================

------------------------------------------------------------------------------------------
Class C
Sold                           411,845    $   5,825,212         981,223     $ 14,888,603
Dividends and/or
distributions reinvested       337,524        4,555,422         345,067        4,948,258
Redeemed                    (1,518,503)     (21,507,261)       (849,738)     (12,758,830)
                            --------------------------------------------------------------
Net increase (decrease)       (769,134)   $ (11,126,627)        476,552     $  7,078,031
                            ==============================================================

================================================================================
3. Unrealized Gains and Losses on Securities

As of September 30, 1999, net unrealized appreciation on securities and options written of $105,275,863 was composed of gross appreciation of $149,534,011, and gross depreciation of $44,258,148.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets of the Fund, 0.72% on the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 1999, was 0.71% of average net assets for each class of shares.

                 38    OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate          Class A     Commissions       Commissions        Commissions
                       Front-End        Front-End      on Class A        on Class B         on Class C
                   Sales Charges    Sales Charges          Shares            Shares             Shares
                      on Class A      Retained by     Advanced by       Advanced by        Advanced by
Year Ended                Shares      Distributor     Distributor(1)    Distributor(1)     Distributor(1)
----------------------------------------------------------------------------------------------------------
September 30, 1999      $407,315         $141,422         $20,257          $381,434            $50,023

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                             Class A                     Class B                     Class C
                 Contingent Deferred         Contingent Deferred         Contingent Deferred
                       Sales Charges               Sales Charges               Sales Charges
Year Ended   Retained by Distributor     Retained by Distributor     Retained by Distributor
----------------------------------------------------------------------------------------------
September 30, 1999               $--                    $184,453                      $9,492

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $1,057,289, all of which was paid by the Distributor to recipients. That included $76,248 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.



                39    OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates  Continued

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                          Distributor's     Distributor's
                                                              Aggregate      Unreimbursed
                                                           Unreimbursed     Expenses as %
                        Total Payments   Amount Retained       Expenses     of Net Assets
                            Under Plan    by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------------
Class B Plan                  $736,848          $590,864     $2,672,187              3.88%
Class C Plan                   437,267           171,921        597,734              1.53

================================================================================
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

                40    OPPENHEIMER MULTIPLE STRATEGIES FUND

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.



                41    OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
6. Option Activity  Continued

Written option activity for the year ended September 30, 1999, was as follows:

                                                                      Call Options
                                                          ---------------------------
                                                          Number of      Amount of
                                                            Options       Premiums
-------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1998                                            5,233     $1,967,325
Options written                                              17,915      6,410,889
Options closed or expired                                   (12,550)    (4,010,231)
Options exercised                                            (5,457)    (2,017,351)
                                                            -------------------------
Options outstanding as of
September 30, 1999                                            5,141     $2,350,632
                                                            =========================

================================================================================
7. Illiquid or Restricted Securities

As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $4,303,250, which represents 0.58% of the Fund's net assets.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
      The Fund had no borrowings outstanding during the year ended September 30, 1999.

               42    OPPENHEIMER MULTIPLE STRATEGIES FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Multiple Strategies Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Multiple Strategies Fund as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the nine-month period ended September 30, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the nine-month period ended September 30, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.



KPMG LLP


Denver, Colorado
October 21, 1999



                43    OPPENHEIMER MULTIPLE STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $1.3697, $1.3333 and $1.3301 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 18, 1998, of which $1.2238 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended September 30, 1999, which are not designated as capital gain distributions should be multiplied by 21.13% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


               44    OPPENHEIMER MULTIPLE STRATEGIES FUND

OPPENHEIMER MULTIPLE STRATEGIES FUND


================================================================================
Officers and Trustees      Leon Levy, Chairman of the Board of Trustees
                           Donald W. Spiro, Vice Chairman of the Board of Trustees
                           Bridget A. Macaskill, Trustee and President
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Pauline Trigere, Trustee
                           Clayton K. Yeutter, Trustee
                           George Evans, Vice President
                           Michael S. Levine, Vice President
                           David P. Negri, Vice President
                           Richard H. Rubinstein, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors       KPMG LLP

================================================================================
Legal Counsel              Mayer, Brown & Platt

                           This is a copy of a report to shareholders of Oppenheimer Multiple Strategies Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Multiple Strategies Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.




                 45    OPPENHEIMER MULTIPLE STRATEGIES FUND

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

---------------------------------------------------------
Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
---------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
---------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
---------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
---------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
---------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
---------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
---------------------------------------------------------


                                                      [logo] OppenheimerFunds(R)
                                                             Distributor, Inc.

RA0240.001.0999  November 29, 1999